               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       PRECIOUS METALS AND MINERALS TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                      _                              _
                                     |        ______________________  |
FORMULA:                             |       |                        |
                                     |  /\ n |          ERV           |
                      T  =           |    \  |     -------------      |  - 1
                                     |     \ |           P            |
                                     |      \|                        |
                                     |_                              _|

                     T = AVERAGE ANNUAL TOTAL RETURN
                     n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                     P = INITIAL INVESTMENT

                                                                       (A)
  $1,000           ERV AS OF      AGGREGATE       NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Oct-95     TOTAL RETURN     YEARS - n      TOTAL RETURN - T
---------------   -----------   --------------   ------------   -------------------
  31-Oct-94           $829.60      -17.04%            1.00            -17.04%

  31-Oct-90         $1,164.00       16.40%            5.00              3.08%

  06-Aug-90         $1,005.00        0.50%            5.23              0.09%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                      _                              _
                                     |        ______________________  |
FORMULA:                             |       |                        |
                                     |  /\ n |          EV            |
                      t  =           |    \  |     -------------      |  - 1
                                     |     \ |           P            |
                                     |      \|                        |
                                     |_                              _|

                                         EV
                     TR  =           ----------   - 1
                                          P


               t = AVERAGE ANNUAL TOTAL RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               n = NUMBER OF YEARS
              EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               P = INITIAL INVESTMENT
              TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                                                             (A)
  $1,000            EV AS OF           (C)              NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Oct-95     TOTAL RETURN - TR       YEARS - n      TOTAL RETURN - t
---------------   -----------   -------------------   ------------   -------------------

  31-Oct-94           $872.20              -12.78%            1.00             -12.78%

  31-Oct-90         $1,184.00               18.40%            5.00               3.44%

  06-Aug-90         $1,014.70                1.47%            5.23               0.28%

(D)          GROWTH OF $10,000
(E)          GROWTH OF $50,000
(F)          GROWTH OF $100,000

FORMULA:     G= (TR+1)*P
             G= GROWTH OF INITIAL INVESTMENT
             P= INITIAL INVESTMENT
             TR= TOTAL RETURN SINCE INCEPTION

                               (D)                       (E)                       (F)
$10,000         TOTAL          GROWTH OF                 GROWTH OF                 GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G    $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
-------------   ------------   -----------------------   -----------------------   ------------------------
 06-Aug-90              1.47                  $10,147                    $50,735                   $101,470